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                                                                      EXHIBIT 24



                  CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS


We hereby consent to the inclusion in the Annual Report on Form 10-K of our report dated February 4, 1999 on the financial statements of Chieftain International Funding Corp. for the year ended December 31, 1998.






/s/ PricewaterhouseCoopers LLP
------------------------------
Chartered Accountants


Edmonton, Alberta, Canada
March 11, 1999